UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 7, 2025

APTOSE BIOSCIENCES INC.

(Exact name of registrant as specified in its charter)

Canada	001-32001	98-1136802
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

66 Wellington Street West

Suite 5300, TD Bank Tower Box 48

Toronto, Ontario, Canada M5K 1E6

(Address of Principal Executive Offices) (Zip Code)

(647) 479-9828

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, no par value	APTO	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On February 7, 2025, Aptose Biosciences Inc. (the “Company”) and an equity line investor (the “Investor”), entered into a common share purchase agreement (the “Purchase Agreement”), which provides that subject to the terms and conditions set forth therein, the Company may sell to the Investor up to the lesser of (i) $25,000,000 of the Company’s common shares, no par value (the “Common Share”) and (ii) the Exchange Cap (as defined below) (subject to certain exceptions provided in the Purchase Agreement) (the “Total Commitment”), from time to time during the term of the Purchase Agreement.

Additionally, on February 7, 2025, the Company and the Investor entered into a registration rights agreement (the “Registration Rights Agreement”), pursuant to which the Company agreed to file a registration statement with the United States Securities and Exchange Commission (“SEC”) covering the resale of Common Shares that are issued to the Investor under the Purchase Agreement.

Under the terms and subject to the satisfaction of the conditions set forth in the Purchase Agreement, the Company has the right, but not the obligation, to sell to the Investor, and the Investor is obligated to purchase, up to the Total Commitment. Such sales of Common Shares by the Company, if any, will be subject to certain limitations as set forth in the Purchase Agreement, and may occur from time to time, at the Company’s sole discretion, over a 24-month period commencing on the date that all of the conditions to the Company’s right to commence such sales are satisfied, including that the registration statement referred to above is declared effective by the SEC and a final form of the prospectus included therein is filed with the SEC (the “Commencement Date”). The Investor has no right to require the Company to sell any Common Shares to the Investor, but the Investor is obligated to make purchases as the Company directs, subject to satisfaction of the conditions set forth in the Purchase Agreement.

Upon entering into the Purchase Agreement, the Company agreed to issue to the Investor an aggregate of 240,604 Common Shares (the “Commitment Shares”) as consideration for the Investor’s commitment to purchase Common Shares upon the Company’s direction under the Purchase Agreement. The Company will issue 72,118 Common Shares, or 30% of the Commitment Shares, on the Commencement Date. An additional 72,118 Common Shares, or 30% of the Commitment Shares, shall be issued to the Investor 90 days following the Commencement Date. The remaining 96,242 Common Shares, or 40% of the Commitment Shares, shall be issued to the Investor 180 days following the Commencement Date. The Company also agreed to pay the Investor up to $25,000 for its reasonable expenses under the Purchase Agreement.

Under the Purchase Agreement, the Company may, at its discretion, from time to time from and after the Commencement Date, direct the Investor to purchase (a “Fixed Purchase”) up to 50,000 Common Shares on any trading day on which the closing sale price of the Common Shares is not below $0.05 per share on the Nasdaq Capital Market (“NASDAQ”); provided, however that, Keytone’s committed obligation under any single Fixed Purchase shall not exceed $50,000.

In addition to Fixed Purchases, and provided that the Company has directed the Investor to purchase the maximum allowable amount of 50,000 Common Shares in a Fixed Purchase, the Company also may, at its discretion, from time to time from and after the Commencement Date, direct the Investor to purchase additional Common Shares on the trading day immediately following the purchase date for such Fixed Purchase (each, a “VWAP Purchase”) and, under certain circumstances set forth in the Purchase Agreement, direct the Investor to purchase additional Common Shares on the same trading day as such VWAP Purchase (each, an “Additional VWAP Purchase”), in each case upon the terms and subject to the conditions set forth in the Purchase Agreement.

Under applicable rules of NASDAQ, in no event may the Company issue or sell to the Investor under the Purchase Agreement more than 12,030,218 Common Shares (including the Commitment Shares), which number of Common Shares is equal to 19.99% of the Common Shares outstanding immediately prior to the execution of the

Purchase Agreement (the “Exchange Cap”), unless (i) the Company first obtains stockholder approval to issue Common Shares in excess of the Exchange Cap in accordance with applicable Nasdaq listing rules, or (ii) at the time we have issued Common Shares equal to the Exchange Cap and at all times thereafter, the average price per Common Share for all Common Shares sold by us to the Investor under the Purchase Agreement equals or exceeds $0.1854, per share, such that the Exchange Cap limitation would no longer apply to issuances and sales of Common Shares by us to the Investor under the Purchase Agreement under applicable NASDAQ listing rules.

The Purchase Agreement also prohibits the Company from directing the Investor to purchase any Common Shares if those shares, when aggregated with all other Common Shares then beneficially owned by the Investor and its affiliates, would result in the Investor having beneficial ownership of more than 4.99% of the outstanding Common Shares or if such shares proposed to be issued and sold would materially affect control of the company pursuant to the rules of the Toronto Stock Exchange.

The net proceeds under the Purchase Agreement to the Company will depend on the frequency of sales and the number of Common Shares sold to the Investor and prices at which the Company sells Common Shares to the Investor. The Company expects that any net proceeds received by the Company from such sales to the Investor will be used for working capital and general corporate purposes. Management of the Company believes that it is in the Company’s best interests to have the flexibility to sell Common Shares pursuant to the Purchase Agreement, subject to market conditions.

The foregoing descriptions of the Purchase Agreement and the Registration Rights Agreement are qualified in their entirety by reference to the full text of the Purchase Agreement and the Registration Rights Agreement, each of which is attached hereto as Exhibit 10.1 and Exhibit 10.2, respectively, and each of which is incorporated herein by reference.

The Purchase Agreement and Registration Rights Agreement contain customary representations and warranties, covenants and indemnification provisions that the parties made to, and solely for the benefit of, each other in the context of all of the terms and conditions of such agreements and in the context of the specific relationship between the parties thereto. The Investor has covenanted not to cause or engage in any manner whatsoever, any direct or indirect short selling or hedging of the Common Shares. The provisions of the Purchase Agreement and Registration Rights Agreement, including any representations and warranties contained therein, are not for the benefit of any party other than the parties thereto and are not intended as documents for investors and the public to obtain factual information about the current state of affairs of the parties thereto. Rather, investors and the public should look to other disclosures contained in our annual, quarterly and current reports we file with the SEC. There are no assurances that the Company will sell to the Investor Common Shares pursuant to the Purchase Agreement.

This Current Report on Form 8-K shall not constitute an offer to sell or a solicitation of an offer to buy any Common Shares, nor shall there be any sale of Common Shares in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

Forward-Looking Statements

Certain statements and assumptions in this Current Report contain or are based upon “forward-looking” information and are being made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements in this Current Report include, among others, statements about the Company’s strategy and future plans. These forward-looking statements are subject to risks and uncertainties. When we use the words “will likely result,” “may,” “anticipate,” “estimate,” “should,” “expect,” “believe,” “intend,” “potential,” or similar expressions, we intend to identify forward-looking statements. Such statements are subject to numerous assumptions and uncertainties, many of which are outside the Company’s control. These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated, including, without limitation, the completion of any sales under the Purchase Agreement or proceeds received under the Purchase Agreement, if any. Other risk factors are more fully discussed in the Company’s filings with the SEC.

Item 3.02.	Unregistered Sales of Equity Securities.

The information contained above in Item 1.01 is hereby incorporated by reference into this Item 3.02.

Based in part upon the representations of the Investor in the Purchase Agreement, the offer and sale of the Common Shares by the Company to the Investor under the Purchase Agreement is exempt from the registration requirements of the Securities Act of 1933 (the “Securities Act”), pursuant to the exemptions afforded by Section 4(a)(2) of the Securities Act. The Investor represented that it is an accredited investor, as such term is defined in Rule 501(a)(3) of Regulation D under the Securities Act, and that it is acquiring the shares for investment purposes and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered under or exempt from the registration requirements of the Securities Act.

RULE 135C NOTICE

We are providing this Current Report on Form 8-K in accordance with Rule 135c under the Act (“Rule 135c”), and the notice contained herein does not constitute an offer to sell the Company’s securities, and is not a solicitation for an offer to purchase the Company’s securities. Any securities that may be offered pursuant to the Financing or any agreement related thereto including, but not limited to, the Subscription Agreement or any other agreement have not been registered under the Act, and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements.

Item 7.01.	Regulation FD Disclosure.

On February 13, 2025, the Registrant issued a press release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in the press release attached as Exhibit 99.1 hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Common Share Purchase Agreement, dated as of February 7, 2025, by and between the Company and the Investor.

10.2	Registration Rights Agreement, dated as of February 7, 2025, by and between the Company and the Investor.

99.1	Press Release, dated February 13, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aptose Biosciences Inc.

Date: February 13, 2025	By:	/s/ William G. Rice, Ph.D.
William G. Rice, Ph.D.
Chairman, President, and Chief Executive Officer